UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2016

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Lee Parkway, Suite 600

Dallas, TX 75219

(Address of principal executive offices) (Zip Code)

(214)-665-9495

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On November 10, 2016, Abeona Therapeutics Inc. issued a press release regarding its results of operations and financial condition for the quarter ended September 30, 2016. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated November 10, 2016, entitled “Abeona Therapeutics Inc. Announces Third Quarter 2016 Financial Results and Recent Clinical Highlights”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Stephen B. Thompson
Stephen B. Thompson Vice President Finance Chief Accounting Officer

Dated: November 10, 2016

EXHIBIT INDEX

Exhibit Number

99.1	Press release dated November 10, 2016, entitled “Abeona Therapeutics Inc. Announces Third Quarter 2016 Financial Results and Recent Clinical Highlights”